AMASYS Corporation
                            625 N. Washington Street
                                    Suite 301
                              Alexandria, VA 22314

                               September 25, 2006

Tepco Ltd.
The Continental Building 25 Church Street
Hamilton HM 12, Bermuda

Attn: Mr. Ian Gordon
          President

Ladies and Gentlemen:

     Tepco Ltd. ("Tepco" or "You") is the record owner of 192,029 shares (the "Preferred Shares") of Series A Preferred Stock (the "Series A Class") of Amasys Corporation ("Amasys"). Accrued preferential, cumulative dividends in respect of the Series A Class as of this date total $5.00 per share, or a total of $980,000 for the Preferred Shares.

     Pursuant to the Amended and Restated Certificate of Incorporation of Amasys (the "Amasys Charter"), the Series A is redeemable at the option of Amasys in return for a payment of $10.50 per share plus accrued dividends. In addition, pursuant to said provisions of the Amasys Charter, each share of the Series A Class is convertible at the option of the holder into ten shares of Common Stock of Amasys.

     Amasys has entered into an agreement and plan of share exchange with World Mineral Corporation, one of the conditions precedent of which requires that
Amasys   effect  the   transactions   herein   provided   for  (the   "Series  A
Transactions"). Amasys deems it in its best interest to effect the Series A Transactions, regardless whether the share exchange transactions contemplated by the aforesaid agreement are carried out.

     You also desire to effect the Series A Transaction as in your best interest. Accordingly, you and Amasys agree as follows:

     1. Immediately following the execution and delivery of this agreement, Amasys shall redeem 54,090 of the Preferred Shares in return for the simultaneous conveyance to you by Amasys of (a) a 98% interest in the outstanding principal of and accrued interest on the outstanding promissory note in favor of Amasys made by Comtex News Network, Inc., a Delaware corporation ("Comtex"), in the outstanding principal amount of $865,954 (the "Comtex Note"), which is recorded on Amasys's financial records at $640,397 and (b) 2,109,810 shares of common stock of Comtex (the "Comtex Shares"), which shall also be in payment and discharge of all outstanding dividends in respect of said Preferred Shares. You hereby irrevocably agree and acknowledge that the foregoing consideration to be paid by Amasys in redemption of the Preferred Shares is in lieu of $10.50 per Preferred Share plus the outstanding, unpaid dividends on the Preferred Shares.




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     2. Also immediately following the execution and delivery of this agreement, you and Amasys shall take all action to effect the conversion of the remaining 137,939 shares of Preferred Shares into 2,069,080 fully paid and nonassessable shares of Common Stock of Amasys (the "Amasys Common Shares"), which amount includes the issuance of 689,690 shares in full payment and discharge of all outstanding dividends in respect of said balance of the Preferred Shares.

     3. The Preferred Shares are evidenced as outstanding solely by means of book entry and not by stock certificates, and, accordingly, your submission of the Preferred Shares shall be effected by your execution and delivery of this agreement. You and Amasys hereby waive any and all provisions of the Amasys Charter to the extent the same may be inconsistent with the procedures herein provided to effect the redemption in part and conversion in part of the Preferred Shares, including those having to do with the giving of notice by you and Amasys.

     4. Each of you and Amasys shall take all such actions and execute and deliver all such documents as the other shall reasonably require that it be vested with good title to the securities to be received by it hereunder.

     5. Amasys hereby represents and warrants to you as follows:

          (a) Amasys is a corporation duly formed, validly existing and in good standing under the laws of the state of its incorporation.

          (b) Amasys has all requisite power to execute and deliver this agreement and to carry out and perform its obligations under the terms of this agreement. This agreement has been duly executed by Amasys and is a valid and binding agreement of Amasys, enforceable against Amasys in accordance with its terms.

          (c) All action of Amasys necessary for the authorization, execution, delivery and performance of this agreement and the performance of its obligations hereunder has been taken.

          (d) The execution and delivery by Amasys of this agreement do not and the performance by Amasys of its obligations under this agreement and the consummation of the transactions contemplated hereby will not:

               (i) conflict with or result in a violation or breach of the articles of organization or bylaws of Amasys;

               (ii) conflict with or result in a violation or breach of any judgment, decree, injunction or similar order of any governmental or regulatory authority or any law, rules, regulations, ordinances or other pronouncements applicable to Amasys having the effect of law of the United States or any political subdivision thereof, or

               (iii) (A)  conflict  with or result in a violation  or breach of,
          (B) constitute (with or without notice or lapse of time or both) a default under, (C) require Amasys to obtain any consent, approval or action of, make any filing with or give any notice to any person or entity as a result or under the terms of, or (D)


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


          result in the creation or imposition of any lien or encumbrance upon Amasys under, any material contract or license to which Amasys is a party, and which, individually or in the aggregate with other such material contracts and licenses, is material to the validity or enforceability of this agreement.

          (e) Amasys owns the Comtex Note and the Comtex Shares free and clear of any lien, pledge, voting agreement, or other encumbrance or interest of others, and there is no agreement to hypothecate, borrow, lend, or sell the Comtex Note and the Comtex Shares other than this agreement. To the best knowledge of Amasys, said shares are duly authorized, validly issued fully paid and nonassessable. (f) The outstanding principal of the Comtex Note is as stated above, and there is no accrued interest thereon.

          (g) The Amasys Common Shares are duly authorized and will, upon issuance pursuant to this agreement, be validly issued, fully paid and nonassessable.

     6. You hereby represent and warrant to Amasys as follows:

          (a) Tepco is a corporation duly formed, validly existing and in good standing under the laws of the state of its incorporation.

          (b) Tepco has all requisite power to execute and deliver this agreement and to carry out and perform its obligations under the terms of this agreement. This agreement has been duly executed by Tepco and is a valid and binding agreement of Tepco, enforceable against Tepco in accordance with its terms.

          (c) All action of Tepco necessary for the authorization, execution, delivery and performance of this agreement and the performance of its obligations hereunder has been taken.

          (d) The execution and delivery by Tepco of this agreement do not and the performance by Tepco of its obligations under this agreement and the consummation of the transactions contemplated hereby will not:

               (i) conflict with or result in a violation or breach of the articles of organization or bylaws of Tepco;

               (ii) conflict with or result in a violation or breach of any judgment, decree, injunction or similar order of any governmental or regulatory authority or any law, rules, regulations, ordinances or other pronouncements applicable to Tepco having the effect of law of Bermuda or the United States or any political subdivision thereof, or

               (iii) (A)  conflict  with or result in a violation  or breach of,
          (B) constitute (with or without notice or lapse of time or both) a default under, (C) require Tepco to obtain any consent, approval or action of, make any filing with or give any notice to any person or entity as a result or under the terms of, or (D) result in the creation or imposition of any lien or encumbrance upon Tepco under,


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


          any material contract or license to which Tepco is a party, and which, individually or in the aggregate with other such material contracts and licenses, is material to the validity or enforceability of this agreement.

          (e) Tepco owns the Preferred Shares free and clear of any lien, pledge, voting agreement, or other encumbrance or interest of others, and there is no agreement to hypothecate, borrow, lend, or sell the Preferred Shares other than this agreement.

          (f) Tepco is  acquiring  the  Comtex  Note,  Comtex  Shares and Amasys
     Shares for investment and not with a view toward, or for resale in connection with, any "distribution" thereof in violation of the Securities Act of 1933, as amended. Tepco understands that neither the Comtex Note, Comtex Shares nor Amasys Shares have been registered under the Securities Act of 1933, as amended, by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of Tepco's investment intent as expressed herein. Tepco is a sophisticated investor, has made an independent evaluation of the investment in the Comtex Note, Comtex Shares and Amasys Shares and/or have consulted with its own advisor concerning the investment and understands fully the risks which may be involved therein.

     7. (a) The terms and conditions of this agreement shall inure to the benefit of and be binding upon your and Amasys's respective successors and assigns. Nothing in this agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this agreement. You and Amasys shall execute such other and further documents, and take such other and further actions as are reasonably necessary to carry out the intents and purposes of this agreement, without notice and additional consideration.

     (b) This agreement shall be governed by and construed under the laws of the State of Delaware.

     (c) No modification or waiver of any provision of this agreement, or delay in enforcing any right or remedy, or consent to departure therefrom shall be effective unless in writing and approved by the parties.

     (d) This agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     8. Each party for itself and its successors and assigns (collectively the "Releasers"), hereby releases and discharges the other party from any and all actions, causes of action, claims, demands, grievances, and complaints, known and unknown, which the Releasers may have, ever had, or ever in the future may have and which are based on acts or omissions occurring up to and including the closing of the transaction contemplated by this agreement except those created by or arising pursuant to this agreement.

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


     If the foregoing correctly sets forth the understanding between us, please so indicate by signing a copy of this letter in the place provided, whereupon it shall become a binding agreement between us.







ACCEPTED AND AGREED TO:

TEPCO LTD.


By   /s/ Ian Gordon
     ----------------------
     Ian Gordon
     President